Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter and Year Ended December 31, 2019

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page

I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results—Consecutive Quarters	3
	- Global P&C Results—Consecutive Quarters	4
	- Catastrophe Losses	5
	- Summary Consolidated Balance Sheets	6
	- Line of Business	7
	- Consolidated Results by Segment	8 - 11

III.	Segment Results
	- North America Commercial P&C Insurance	12
	- North America Personal P&C Insurance	13
	- North America Agricultural Insurance	14
	- Overseas General Insurance	15
	- Global Reinsurance	16
	- Life Insurance	17
	- Corporate	18

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	19
	- Reinsurance Recoverable Analysis	20
	- Investment Portfolio	21 - 24
	- Net Realized and Unrealized Gains (Losses)	25 - 26
	- Debt and Capital	27
	- Computation of Basic and Diluted Earnings Per Share	28
	- Book Value and Book Value per Common Share	29

V.	Other Disclosures
	- Non-GAAP Financial Measures	30 - 36
	- Glossary	37

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended December 31			Constant $	Constant $	Year ended December 31			Constant $	Constant $
	2019	2018	% Change	2018	% Change	2019	2018	% Change	2018	% Change

Gross premiums written	$9,934	$9,252	7.4%	$9,196	8.0%	$40,124	$37,968	5.7%	$37,506	7.0%
Net premiums written	$7,997	$7,350	8.8%	$7,296	9.6%	$32,275	$30,579	5.5%	$30,165	7.0%
P&C net premiums written	$7,375	$6,768	9.0%	$6,714	9.8%	$29,883	$28,309	5.6%	$27,917	7.0%
Net premiums earned	$7,935	$7,465	6.3%	$7,414	7.0%	$31,290	$30,064	4.1%	$29,654	5.5%
Net investment income (1)	$858	$848	1.1%	$848	1.1%	$3,426	$3,305	3.6%	$3,287	4.2%
Adjusted net investment income (1)	$893	$903	-1.2%	$903	-1.2%	$3,587	$3,553	1.0%	$3,535	1.5%
P&C underwriting income	$533	$476	12.0%	$472	12.8%	$2,726	$2,611	4.4%	$2,553	6.8%
Agriculture underwriting income (loss)	$(23)	$161	NM	$161	NM	$89	$385	-77.0%	$385	-77.0%
Global P&C (excludes Agriculture) underwriting income	$556	$315	76.3%	$311	78.4%	$2,637	$2,226	18.5%	$2,168	21.6%
Core operating income	$1,040	$935	11.2%	$932	11.6%	$4,641	$4,407	5.3%	$4,344	6.8%
Net income	$1,173	$355	231.0%			$4,454	$3,962	12.4%
Operating cash flow	$1,429	$1,583				$6,342	$5,480
P&C combined ratio
Loss and loss expense ratio	64.0%	64.3%				62.1%	62.1%
Policy acquisition cost and administrative expense ratio	28.7%	28.8%				28.5%	28.5%

Combined ratio	92.7%	93.1%				90.6%	90.6%
P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	61.3%	59.5%				60.8%	59.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.7%	28.8%				28.4%	28.4%

CAY combined ratio ex Cats	90.0%	88.3%				89.2%	88.0%
Global P&C CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	58.1%	59.7%				58.6%	58.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	30.5%	30.1%				30.0%	29.8%

CAY combined ratio ex Cats	88.6%	89.8%				88.6%	88.4%
ROE	8.5%	2.8%				8.4%	7.8%
Core operating return on equity (ROE)	7.9%	7.3%				9.0%	8.7%
Core operating return on tangible equity (ROTE)	12.8%	12.1%				14.6%	14.6%
Effective tax rate	12.6%	31.1%				15.1%	14.9%
Core operating effective tax rate	14.2%	17.1%				14.9%	14.4%
Diluted earnings per share
Net income	$2.57	$0.76	238.2%			$9.71	$8.49	14.4%
Core operating income	$2.28	$2.02	12.9%			$10.11	$9.44	7.1%
Weighted average basic common shares outstanding	452.7	460.6				455.9	463.6
Weighted average diluted common shares outstanding	455.9	463.4				458.9	466.8

			% Change		% Change
	December 31	September 30	4Q-19 vs.	December 31	4Q-19 vs.
	2019	2019	3Q-19	2018	4Q-18
Book value per common share	$122.42	$120.33	1.7%	$109.56	11.7%
Tangible book value per common share	$78.14	$76.21	2.5%	$65.89	18.6%

(1)	Q4 2019 and full year 2019 include $4 million and $13 million, respectively, of interest income on notional pool programs, compared with $17 million and $104 million, respectively, prior year.

Financial Highlights	Page 1

Chubb Limited

Statement of Operations—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations

						Full Year	Full Year
	4Q-19	3Q-19	2Q-19	1Q-19	4Q-18	2019	2018
Gross premiums written	$9,934	$10,724	$10,355	$9,111	$9,252	$40,124	$37,968
Net premiums written	7,997	8,622	8,343	7,313	7,350	32,275	30,579
Net premiums earned	7,935	8,327	7,891	7,137	7,465	31,290	30,064
Adjusted losses and loss expenses (1)	4,865	5,066	4,708	4,099	4,615	18,738	18,070
Realized (gains) losses on crop derivatives	—	14	(7)	1	5	8	3

Losses and loss expenses	4,865	5,052	4,715	4,098	4,610	18,730	18,067
Adjusted policy benefits (2)	201	165	164	166	182	696	628
Gains (losses) from fair value changes in separate account liabilities	(24)	7	3	(30)	20	(44)	38

Policy benefits	225	158	161	196	162	740	590
Policy acquisition costs	1,542	1,603	1,544	1,464	1,480	6,153	5,912
Administrative expenses	810	752	758	710	728	3,030	2,886
Adjusted net investment income (3)	893	910	902	882	903	3,587	3,553
Amortization expense of fair value adjustment on acquired invested assets	(35)	(37)	(43)	(46)	(55)	(161)	(248)

Net investment income	858	873	859	836	848	3,426	3,305
Adjusted realized gains (losses) (4)	(55)	(141)	(230)	(96)	(682)	(522)	(649)
Realized gains (losses) on crop derivatives	—	(14)	7	(1)	(5)	(8)	(3)

Net realized gains (losses)	(55)	(155)	(223)	(97)	(687)	(530)	(652)
Adjusted interest expense (5)	140	143	145	145	158	573	674
Amortization benefit of fair value adjustment on acquired long term debt	(6)	(5)	(5)	(5)	(5)	(21)	(33)

Interest expense	134	138	140	140	153	552	641
Gains (losses) from fair value changes in separate account assets	24	(7)	(3)	30	(20)	44	(38)
Net realized gains (losses) related to unconsolidated entities	227	41	219	(4)	139	483	431
Other income (expense) - operating	19	23	14	13	8	69	41

Other income (expense)	270	57	230	39	127	596	434
Amortization expense of purchased intangibles	76	76	77	76	86	305	339
Chubb integration expenses	14	2	4	3	20	23	59
Income tax expense	169	230	208	188	159	795	695

Net income	$1,173	$1,091	$1,150	$1,040	$355	$4,454	$3,962

(1)	Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.
(2)	Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.
(3)	Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets.
(4)	Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.
(5)

Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt. 2019 includes nil of interest expense on notional pool programs, compared with $15 million in Q4 2018 and $94 million for full year 2018.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

	4Q-19	3Q-19	2Q-19	1Q-19	4Q-18	Full Year 2019	Full Year 2018
P&C underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$9,282	$10,082	$9,743	$8,500	$8,638	$37,607	$35,564
Net premiums written	7,375	8,010	7,764	6,734	6,768	29,883	28,309
Net premiums earned	7,322	7,729	7,320	6,576	6,890	28,947	27,846
Adjusted losses and loss expenses	4,689	4,876	4,519	3,897	4,433	17,981	17,304
Policy acquisition costs	1,376	1,427	1,394	1,336	1,328	5,533	5,355
Administrative expenses	724	672	680	631	653	2,707	2,576

P&C underwriting income	$533	$754	$727	$712	$476	$2,726	$2,611

P&C CAY underwriting income ex Cats	$730	$819	$814	$758	$808	$3,121	$3,341
% Change versus prior year period
Net premiums written	9.0%	6.2%	4.2%	2.9%	4.2%	5.6%	4.4%
Net premiums earned	6.3%	5.0%	2.9%	1.4%	3.4%	4.0%	3.4%
Net premiums written constant $	9.8%	7.2%	6.0%	5.1%	5.8%	7.0%	4.0%
Net premiums earned constant $	7.1%	6.1%	4.9%	3.5%	4.9%	5.4%	3.0%
P&C combined ratio
Loss and loss expense ratio	64.0%	63.1%	61.7%	59.3%	64.3%	62.1%	62.1%
Policy acquisition cost ratio	18.8%	18.4%	19.1%	20.3%	19.3%	19.1%	19.2%
Administrative expense ratio	9.9%	8.7%	9.3%	9.6%	9.5%	9.4%	9.3%

Combined ratio	92.7%	90.2%	90.1%	89.2%	93.1%	90.6%	90.6%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	61.3%	62.4%	60.5%	58.6%	59.5%	60.8%	59.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.7%	27.1%	28.4%	29.9%	28.8%	28.4%	28.4%

CAY combined ratio ex Cats	90.0%	89.5%	88.9%	88.5%	88.3%	89.2%	88.0%

Other ratios
Net premiums written/gross premiums written	79%	79%	80%	79%	78%	79%	80%
Expense ratio	28.7%	27.1%	28.4%	29.9%	28.8%	28.5%	28.5%
Expense ratio excluding A&H	26.6%	25.1%	26.3%	28.0%	26.6%	26.4%	26.4%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$(14)	$2	$—	$—	$(8)	$(12)	$(4)
Catastrophe losses—pre-tax	$416	$234	$275	$250	$577	$1,175	$1,622
Favorable prior period development (PPD)—pre-tax	$(233)	$(167)	$(188)	$(204)	$(253)	$(792)	$(896)
Impact of catastrophe losses on P&C combined ratio—Unfavorable	5.9%	3.0%	3.8%	3.8%	8.5%	4.1%	5.9%
Impact of PPD on P&C combined ratio—Favorable	-3.2%	-2.3%	-2.6%	-3.1%	-3.7%	-2.7%	-3.3%
Impact of Cats and PPD on P&C combined ratio—Unfavorable	2.7%	0.7%	1.2%	0.7%	4.8%	1.4%	2.6%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 12), North America Personal P&C Insurance segment (refer to page 13), Overseas General Insurance segment (refer to page 15), Global Reinsurance segment (refer to page 16), and Corporate (refer to page 18). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

						Full Year	Full Year
	4Q-19	3Q-19	2Q-19	1Q-19	4Q-18	2019	2018
Global P&C underwriting income
Gross premiums written	$9,000	$8,810	$9,101	$8,281	$8,365	$35,192	$33,273
Net premiums written	7,099	7,072	7,298	6,604	6,571	28,073	26,732
Net premiums earned	6,901	6,788	6,942	6,521	6,572	27,152	26,277
Adjusted losses and loss expenses	4,236	3,996	4,210	3,923	4,272	16,365	16,190
Policy acquisition costs	1,382	1,371	1,367	1,329	1,323	5,449	5,276
Administrative expenses	727	668	676	630	662	2,701	2,585

Global P&C underwriting income	$556	$753	$689	$639	$315	$2,637	$2,226

Global P&C CAY underwriting income ex Cats	$789	$797	$774	$744	$670	$3,104	$3,045
% Change versus prior year period
Net premiums written	8.0%	6.2%	3.3%	2.6%	3.2%	5.0%	4.5%
Net premiums earned	5.0%	4.4%	2.7%	1.2%	2.5%	3.3%	3.3%
Net premiums written constant $	8.9%	7.3%	5.3%	4.8%	4.8%	6.6%	4.0%
Net premiums earned constant $	5.8%	5.6%	4.7%	3.3%	4.0%	4.9%	2.9%
Combined ratio
Loss and loss expense ratio	61.4%	58.9%	60.6%	60.2%	65.0%	60.3%	61.6%
Policy acquisition cost ratio	20.0%	20.2%	19.7%	20.4%	20.1%	20.1%	20.1%
Administrative expense ratio	10.5%	9.8%	9.8%	9.6%	10.1%	9.9%	9.8%

Combined ratio	91.9%	88.9%	90.1%	90.2%	95.2%	90.3%	91.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	58.1%	58.5%	59.4%	58.5%	59.7%	58.6%	58.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	30.5%	29.8%	29.4%	30.1%	30.1%	30.0%	29.8%

CAY combined ratio ex Cats	88.6%	88.3%	88.8%	88.6%	89.8%	88.6%	88.4%

Other ratios
Net premiums written/gross premiums written	79%	80%	80%	80%	79%	80%	80%
Expense ratio	30.5%	30.0%	29.5%	30.0%	30.2%	30.0%	29.9%
Expense ratio excluding A&H	28.6%	28.0%	27.4%	28.1%	28.2%	28.0%	27.8%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$(14)	$2	$—	$—	$(8)	$(12)	$(4)
Catastrophe losses—pre-tax	$415	$231	$273	$248	$567	$1,167	$1,601
Favorable prior period development (PPD)—pre-tax	$(196)	$(185)	$(188)	$(143)	$(220)	$(712)	$(786)

Global P&C	Page 4

Chubb Limited

Segments Results—Catastrophe Loss Charges

(in millions of U.S. dollars)

(Unaudited)

Chubb Limited Catastrophe Loss Charges—Q4 2019

	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Total Consolidated excluding Reinstatement premiums	Reinstatement premiums collected (expensed)	Total Consolidated including Reinstatement premiums
Catastrophe Loss Charges by Event—Net
Tornado in Dallas, Texas	$55	$145	$—	$—	$2	$202	$(11)	$213
California wildfires	11	45	—	—	—	56	—	56
Other U.S. flooding, hail, tornadoes, and wind events	21	19	—	—	1	41	—	41
Civil unrest in Hong Kong and Chile	—	—	—	33	—	33	(4)	37
Typhoon Hagibis	—	—	—	20	17	37	1	36
International weather-related events	1	1	—	23	—	25	—	25
Australia wildfires	—	—	—	5	—	5	—	5
Other (includes Cats development from Q1 through Q3)	14	4	1	2	(4)	17	—	17

Total	$102	$214	$1	$83	$16	$416

Reinstatement premiums collected (expensed)	—	(11)	—	(4)	1		$(14)

Total before income tax	$102	$225	$1	$87	$15			$430

Income tax benefit								77

Total after income tax								$353

Note: The above table represents catastrophe loss estimates for events that occurred in the current calendar year only (i.e., loss events occurring during the fourth quarter of 2019 and changes to catastrophe loss estimates that occurred in the previous quarters of 2019). Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development and are excluded from the table above.

Catastrophe Losses	Page 5

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	December 31	September 30	June 30	March 31	December 31
	2019	2019	2019	2019	2018
Assets
Fixed maturities available for sale, at fair value	$85,488	$85,044	$82,410	$80,663	$78,470
Fixed maturities held to maturity, at amortized cost	12,581	12,622	12,838	13,136	13,435
Equity securities, at fair value	812	722	715	821	770
Short-term investments, at fair value	4,291	2,835	3,808	3,078	3,016
Other investments	6,062	5,955	5,968	5,562	5,277

Total investments	109,234	107,178	105,739	103,260	100,968
Cash	1,537	1,478	1,270	1,271	1,247
Securities lending collateral	994	962	1,727	1,861	1,926
Insurance and reinsurance balances receivable	10,357	10,403	10,935	9,826	10,075
Reinsurance recoverable on losses and loss expenses	15,181	15,527	15,445	16,137	15,993
Deferred policy acquisition costs	5,242	5,148	5,113	5,008	4,922
Value of business acquired	306	274	280	289	295
Prepaid reinsurance premiums	2,647	2,691	2,765	2,698	2,544
Goodwill and other intangible assets	21,359	21,378	21,566	21,419	21,414
Investments in partially-owned insurance companies	1,332	1,064	1,050	708	678
Other assets	8,754	9,045	8,626	8,870	7,709

Total assets	$176,943	$175,148	$174,516	$171,347	$167,771

Liabilities
Unpaid losses and loss expenses	$62,690	$63,012	$63,205	$63,143	$62,960
Unearned premiums	16,771	16,571	16,403	15,909	15,532
Future policy benefits	5,814	5,738	5,568	5,552	5,506
Insurance and reinsurance balances payable	6,184	6,341	6,371	6,469	6,437
Securities lending payable	994	962	1,727	1,861	1,926
Accounts payable, accrued expenses, and other liabilities	13,189	13,583	13,055	12,629	11,890
Deferred tax liabilities	804	766	697	541	304
Short-term and long-term debt	14,858	13,295	13,380	12,580	12,596
Trust preferred securities	308	308	308	308	308

Total liabilities	121,612	120,576	120,714	118,992	117,459
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	54,712	54,051	53,663	53,125	52,760
Accumulated other comprehensive income (loss) (AOCI)	619	521	139	(770)	(2,448)

Total shareholders’ equity	55,331	54,572	53,802	52,355	50,312

Total liabilities and shareholders’ equity	$176,943	$175,148	$174,516	$171,347	$167,771

Book value per common share	$122.42	$120.33	$117.97	$114.27	$109.56
% change over prior quarter	1.7%	2.0%	3.2%	4.3%	-0.8%
Tangible book value per common share	$78.14	$76.21	$73.74	$70.46	$65.89
% change over prior quarter	2.5%	3.3%	4.7%	6.9%	-1.4%

Consol Bal Sheet	Page 6

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

				Constant $	Full Year	Full Year		Constant $
	4Q-19	4Q-18	% Change	% Change	2019	2018	% Change	% Change
Net premiums written
Commercial multiple peril (1)	$258	$231	11.6%	11.6%	$983	$910	8.0%	8.0%
Commercial casualty	1,474	1,293	14.2%	14.9%	5,654	5,204	8.7%	9.7%
Workers’ compensation	561	579	-3.4%	-3.4%	2,098	2,094	0.1%	0.1%
Professional liability	1,021	944	8.2%	9.3%	3,697	3,527	4.8%	6.3%
Surety	163	154	5.0%	6.8%	639	635	0.6%	2.7%
Property and other short-tail lines	1,058	946	11.8%	13.5%	4,468	4,016	11.3%	13.7%

Total Commercial P&C (2)	4,535	4,147	9.4%	10.2%	17,539	16,386	7.0%	8.3%
Agriculture	276	197	40.4%	40.4%	1,810	1,577	14.8%	14.8%
Personal automobile	448	422	6.0%	5.3%	1,786	1,695	5.4%	6.0%
Personal homeowners	867	776	11.7%	11.7%	3,513	3,391	3.6%	3.9%
Personal other	391	370	5.4%	8.6%	1,514	1,508	0.3%	4.0%

Total Personal lines	1,706	1,568	8.7%	9.2%	6,813	6,594	3.3%	4.4%
Total Property and Casualty lines	6,517	5,912	10.2%	11.0%	26,162	24,557	6.5%	7.7%
Global A&H lines (3)	1,060	1,041	1.8%	3.0%	4,315	4,277	0.9%	3.8%
Reinsurance lines	109	117	-6.0%	-4.8%	649	671	-3.2%	-1.7%
Life	311	280	11.5%	11.2%	1,149	1,074	7.0%	8.5%

Total consolidated	$7,997	$7,350	8.8%	9.6%	$32,275	$30,579	5.5%	7.0%

(1)	Commercial multiple peril represents retail package business (property and general liability).
(2)

Full year 2018 included a reclassification of $56 million from Workers’ compensation and $1 million from Commercial multiple peril to Commercial casualty ($48 million) and Property and other short-tail lines ($9 million) to better align the reporting with current year. There is no impact to total Commercial P&C.

(3)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included within the Global A&H lines above.

Line of Business	Page 7

Chubb Limited

Consolidated Results—Three months ended December 31, 2019

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q4 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,438	$1,171	$276	$2,381	$109	$—	$7,375	$622	$7,997
Net premiums earned	3,262	1,185	421	2,287	167	—	7,322	613	7,935
Adjusted losses and loss expenses	1,968	865	453	1,221	107	75	4,689	176	4,865
Adjusted policy benefits	—	—	—	—	—	—	—	201	201
Policy acquisition costs	454	240	(6)	646	42	—	1,376	166	1,542
Administrative expenses	273	75	(3)	262	9	108	724	86	810

Underwriting income (loss)	567	5	(23)	158	9	(183)	533	(16)	517
Adjusted net investment income	519	64	8	145	54	8	798	95	893
Other income (expense)—operating	(1)	(1)	—	(2)	18	(6)	8	11	19
Amortization expense of purchased intangibles	—	(3)	(7)	(11)	—	(55)	(76)	—	(76)

Segment income (loss)	$1,085	$65	$(22)	$290	$81	$(236)	$1,263	$90	$1,353

Adjusted interest expense						(140)			(140)
Income tax expense						(173)			(173)

Core operating income (loss)						(549)			1,040
Chubb integration expenses, net of $2 million tax benefit						(12)			(12)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $4 million tax benefit						(25)			(25)
Adjusted net realized gains (losses), net of $2 million tax (1)						170			170

Net income (loss)						$(416)			$1,173

Combined ratio	82.6%	99.6%	105.4%	93.1%	94.6%		92.7%
CAY combined ratio ex Cats	86.4%	81.4%	113.9%	91.2%	83.3%		90.0%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—QTD 2019	Page 8

Chubb Limited

Consolidated Results—Full Year 2019

(in millions of U.S. dollars, except ratios)

(Unaudited)

Full Year 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$13,375	$4,787	$1,810	$9,262	$649	$—	$29,883	$2,392	$32,275
Net premiums earned	12,922	4,694	1,795	8,882	654	—	28,947	2,343	31,290
Adjusted losses and loss expenses	8,206	3,043	1,616	4,606	352	158	17,981	757	18,738
Adjusted policy benefits	—	—	—	—	—	—	—	696	696
Policy acquisition costs	1,831	948	84	2,501	169	—	5,533	620	6,153
Administrative expenses	1,028	286	6	1,033	35	319	2,707	323	3,030

Underwriting income (loss)	1,857	417	89	742	98	(477)	2,726	(53)	2,673
Adjusted net investment income	2,082	258	30	588	220	36	3,214	373	3,587
Other income (expense)—operating	3	(3)	(1)	(12)	58	(24)	21	48	69
Amortization expense of purchased intangibles	—	(12)	(28)	(45)	—	(218)	(303)	(2)	(305)

Segment income (loss)	$3,942	$660	$90	$1,273	$376	$(683)	$5,658	$366	$6,024

Adjusted interest expense						(573)			(573)
Income tax expense						(810)			(810)

Core operating income (loss)						(2,066)			4,641
Chubb integration expenses, net of $4 million tax benefit						(19)			(19)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $26 million tax benefit						(114)			(114)
Adjusted net realized gains (losses), net of $15 million tax (1)						(54)			(54)

Net income (loss)						$(2,253)			$4,454

Combined ratio	85.6%	91.1%	95.1%	91.6%	85.0%		90.6%
CAY combined ratio ex Cats	87.4%	81.4%	99.1%	90.9%	82.1%		89.2%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—FY 2019	Page 9

Chubb Limited

Consolidated Results—Three months ended December 31, 2018

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q4 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,143	$1,073	$197	$2,238	$117	$—	$6,768	$582	$7,350
Net premiums earned	3,077	1,130	318	2,187	178	—	6,890	575	7,465
Adjusted losses and loss expenses	2,127	755	161	1,166	243	(19)	4,433	182	4,615
Adjusted policy benefits	—	—	—	—	—	—	—	182	182
Policy acquisition costs	451	238	5	592	42	—	1,328	152	1,480
Administrative expenses	231	67	(9)	257	12	95	653	75	728

Underwriting income (loss)	268	70	161	172	(119)	(76)	476	(16)	460
Adjusted net investment income	517	59	8	158	65	8	815	88	903
Other income (expense)—operating	5	—	(1)	(12)	6	(8)	(10)	18	8
Amortization expense of purchased intangibles	—	(3)	(7)	(12)	—	(63)	(85)	(1)	(86)

Segment income (loss)	$790	$126	$161	$306	$(48)	$(139)	$1,196	$89	$1,285

Adjusted interest expense						(158)			(158)
Income tax expense						(192)			(192)

Core operating income (loss)						(489)			935
Chubb integration expenses, net of $5 million tax benefit						(15)			(15)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $8 million tax benefit						(42)			(42)
Adjusted net realized gains (losses), net of $20 million tax benefit (1)						(523)			(523)

Net income (loss)						$(1,069)			$355

Combined ratio	91.3%	93.8%	49.5%	92.1%	166.9%		93.1%
CAY combined ratio ex Cats	88.2%	85.5%	56.8%	90.4%	83.2%		88.3%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—QTD 2018	Page 10

Chubb Limited

Consolidated Results—Full Year 2018

(in millions of U.S. dollars, except ratios)

(Unaudited)

Full Year 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$12,485	$4,674	$1,577	$8,902	$671	$—	$28,309	$2,270	$30,579
Net premiums earned	12,402	4,593	1,569	8,612	670	—	27,846	2,218	30,064
Adjusted losses and loss expenses	8,000	3,229	1,114	4,429	479	53	17,304	766	18,070
Adjusted policy benefits	—	—	—	—	—	—	—	628	628
Policy acquisition costs	1,829	939	79	2,346	162	—	5,355	557	5,912
Administrative expenses	966	269	(9)	1,014	41	295	2,576	310	2,886

Underwriting income (loss)	1,607	156	385	823	(12)	(348)	2,611	(43)	2,568
Adjusted net investment income	2,033	236	28	619	257	39	3,212	341	3,553
Other income (expense)—operating	25	(1)	(2)	—	32	(25)	29	12	41
Amortization expense of purchased intangibles	—	(13)	(28)	(41)	—	(255)	(337)	(2)	(339)

Segment income (loss)	$3,665	$378	$383	$1,401	$277	$(589)	$5,515	$308	$5,823

Adjusted interest expense						(674)			(674)
Income tax expense						(742)			(742)

Core operating income (loss)						(2,005)			4,407
Chubb integration expenses, net of $12 million tax benefit						(47)			(47)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $40 million tax benefit						(175)			(175)
Adjusted net realized gains (losses), net of $5 million tax (1)						(223)			(223)

Net income (loss)						$(2,450)			$3,962

Combined ratio	87.0%	96.6%	75.5%	90.4%	101.8%		90.6%
CAY combined ratio ex Cats	87.3%	81.9%	81.6%	90.5%	81.6%		88.0%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—FY 2018	Page 11

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	4Q-19	3Q-19	2Q-19	1Q-19	4Q-18	Full Year 2019	Full Year 2018
Gross premiums written	$4,576	$4,533	$4,518	$3,977	$4,228	$17,604	$16,336
Net premiums written	3,438	3,452	3,534	2,951	3,143	13,375	12,485
Net premiums earned	3,262	3,185	3,390	3,085	3,077	12,922	12,402
Losses and loss expenses	1,968	2,051	2,214	1,973	2,127	8,206	8,000
Policy acquisition costs	454	459	459	459	451	1,831	1,829
Administrative expenses	273	256	259	240	231	1,028	966

Underwriting income	567	419	458	413	268	1,857	1,607
Net investment income	519	532	521	510	517	2,082	2,033
Other income (expense)—operating	(1)	1	(2)	5	5	3	25

Segment income	$1,085	$952	$977	$928	$790	$3,942	$3,665

CAY underwriting income ex Cats	$445	$398	$410	$376	$362	$1,629	$1,576
Combined ratio
Loss and loss expense ratio	60.3%	64.4%	65.3%	63.9%	69.1%	63.5%	64.5%
Policy acquisition cost ratio	13.9%	14.4%	13.6%	14.9%	14.7%	14.2%	14.7%
Administrative expense ratio	8.4%	8.1%	7.6%	7.8%	7.5%	7.9%	7.8%

Combined ratio	82.6%	86.9%	86.5%	86.6%	91.3%	85.6%	87.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	64.0%	65.5%	66.7%	65.0%	66.1%	65.3%	64.9%
CAY policy acquisition cost and administrative expense ratio ex Cats	22.4%	22.1%	21.2%	22.8%	22.1%	22.1%	22.4%

CAY combined ratio ex Cats	86.4%	87.6%	87.9%	87.8%	88.2%	87.4%	87.3%

Catastrophe losses—pre-tax	$102	$88	$137	$94	$232	$421	$579
Favorable prior period development (PPD)—pre-tax	$(224)	$(109)	$(185)	$(131)	$(138)	$(649)	$(610)
% Change versus prior year period
Net premiums written	9.4%	7.9%	6.0%	5.0%	4.8%	7.1%	3.9%
Net premiums earned	6.0%	5.5%	3.4%	1.9%	1.4%	4.2%	1.7%
Other ratios
Net premiums written/gross premiums written	75%	76%	78%	74%	74%	76%	76%
Production by Size—Net premiums written (1)
Major Accounts & Specialty (2)	$2,036	$2,029	$2,182	$1,703	$1,841	$7,950	$7,370
Commercial (2)	1,402	1,423	1,352	1,248	1,302	5,425	5,115

Total	$3,438	$3,452	$3,534	$2,951	$3,143	$13,375	$12,485

(1)

The 2018 net premiums written amounts for Major Accounts & Specialty and Commercial have been revised to better align the reporting with the current year. The Commercial transfers to (from) Major Accounts & Specialty in 2018 were: $8 million for Q1, ($1) million for Q3, and $2 million for Q4. There is no impact to total North America Commercial P&C Insurance.

(2)	Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 12

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						Full Year	Full Year
	4Q-19	3Q-19	2Q-19	1Q-19	4Q-18	2019	2018
Gross premiums written	$1,349	$1,422	$1,483	$1,207	$1,291	$5,461	$5,330
Net premiums written	1,171	1,251	1,309	1,056	1,073	4,787	4,674
Net premiums earned	1,185	1,187	1,168	1,154	1,130	4,694	4,593
Losses and loss expenses	865	674	747	757	755	3,043	3,229
Policy acquisition costs	240	240	237	231	238	948	939
Administrative expenses	75	72	71	68	67	286	269

Underwriting income	5	201	113	98	70	417	156
Net investment income	64	66	64	64	59	258	236
Other income (expense)—operating	(1)	(1)	(1)	—	—	(3)	(1)
Amortization expense of purchased intangibles	(3)	(3)	(3)	(3)	(3)	(12)	(13)

Segment income	$65	$263	$173	$159	$126	$660	$378

CAY underwriting income ex Cats	$223	$222	$214	$217	$168	$876	$834
Combined ratio
Loss and loss expense ratio	73.0%	56.9%	64.0%	65.5%	66.8%	64.8%	70.3%
Policy acquisition cost ratio	20.3%	20.2%	20.2%	20.1%	21.1%	20.2%	20.4%
Administrative expense ratio	6.3%	6.0%	6.1%	5.9%	5.9%	6.1%	5.9%

Combined ratio	99.6%	83.1%	90.3%	91.5%	93.8%	91.1%	96.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	55.1%	55.1%	55.3%	55.1%	59.1%	55.1%	55.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.3%	26.2%	26.4%	26.0%	26.4%	26.3%	26.1%

CAY combined ratio ex Cats	81.4%	81.3%	81.7%	81.1%	85.5%	81.4%	81.9%

Catastrophe reinstatement premiums expensed—pre-tax	$(11)	$—	$—	$—	$(26)	$(11)	$(26)
Catastrophe losses—pre-tax	$214	$83	$117	$129	$90	$543	$611
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(7)	$(62)	$(16)	$(10)	$(18)	$(95)	$41
% Change versus prior year period
Net premiums written	9.2%	2.7%	-2.0%	0.8%	-2.5%	2.4%	3.1%
Net premiums written adjusted primarily for additional reinsurance	4.6%	3.9%	2.4%	2.6%	2.3%	3.3%	2.7%
Net premiums earned	4.8%	1.7%	1.1%	1.2%	2.5%	2.2%	4.4%
Other ratios
Net premiums written/gross premiums written	87%	88%	88%	88%	83%	88%	88%

NA Personal	Page 13

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						Full Year	Full Year
	4Q-19	3Q-19	2Q-19	1Q-19	4Q-18	2019	2018
Gross premiums written	$282	$1,272	$642	$219	$273	$2,415	$2,291
Net premiums written	276	938	466	130	197	1,810	1,577
Net premiums earned	421	941	378	55	318	1,795	1,569
Adjusted losses and loss expenses (1)	453	880	309	(26)	161	1,616	1,114
Policy acquisition costs	(6)	56	27	7	5	84	79
Administrative expenses	(3)	4	4	1	(9)	6	(9)

Underwriting income (loss)	(23)	1	38	73	161	89	385
Net investment income	8	8	4	10	8	30	28
Other income (expense)—operating	—	—	(1)	—	(1)	(1)	(2)
Amortization expense of purchased intangibles	(7)	(7)	(7)	(7)	(7)	(28)	(28)

Segment income (loss)	$(22)	$2	$34	$76	$161	$90	$383

CAY underwriting income (loss) ex Cats	$(59)	$22	$40	$14	$138	$17	$296
Combined ratio
Loss and loss expense ratio	107.6%	93.5%	81.9%	NM	50.7%	90.1%	71.0%
Policy acquisition cost ratio	-1.5%	6.0%	7.3%	NM	1.5%	4.7%	5.0%
Administrative expense ratio	-0.7%	0.4%	0.9%	NM	-2.7%	0.3%	-0.5%

Combined ratio	105.4%	99.9%	90.1%	NM	49.5%	95.1%	75.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	113.6%	91.3%	81.4%	71.1%	56.0%	93.5%	76.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	0.3%	6.4%	8.2%	12.8%	0.8%	5.6%	4.9%

CAY combined ratio ex Cats	113.9%	97.7%	89.6%	83.9%	56.8%	99.1%	81.6%

Catastrophe losses—pre-tax	$1	$3	$2	$2	$10	$8	$21
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(37)	$18	$—	$(61)	$(33)	$(80)	$(110)
% Change versus prior year period
Net premiums written	40.4%	6.2%	20.1%	19.9%	55.8%	14.8%	4.0%
Net premiums earned	32.4%	9.8%	7.7%	27.4%	26.0%	14.4%	4.1%
Other ratios
Net premiums written/gross premiums written	98%	74%	73%	59%	72%	75%	69%

(1)	Includes Realized gains (losses) on crop derivatives.

NA Agriculture	Page 14

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

						Full Year	Full Year
	4Q-19	3Q-19	2Q-19	1Q-19	4Q-18	2019	2018
Gross premiums written	$2,964	$2,705	$2,863	$2,876	$2,729	$11,408	$10,885
Net premiums written	2,381	2,228	2,258	2,395	2,238	9,262	8,902
Net premiums earned	2,287	2,256	2,225	2,114	2,187	8,882	8,612
Losses and loss expenses	1,221	1,154	1,125	1,106	1,166	4,606	4,429
Policy acquisition costs	646	630	629	596	592	2,501	2,346
Administrative expenses	262	257	265	249	257	1,033	1,014

Underwriting income	158	215	206	163	172	742	823
Net investment income	145	148	151	144	158	588	619
Other income (expense)—operating	(2)	(3)	(3)	(4)	(12)	(12)	—
Amortization expense of purchased intangibles	(11)	(11)	(12)	(11)	(12)	(45)	(41)

Segment income	$290	$349	$342	$292	$306	$1,273	$1,401

CAY underwriting income ex Cats	$202	$225	$195	$184	$211	$806	$817
Combined ratio
Loss and loss expense ratio	53.3%	51.1%	50.6%	52.3%	53.3%	51.9%	51.4%
Policy acquisition cost ratio	28.3%	28.0%	28.3%	28.2%	27.1%	28.1%	27.2%
Administrative expense ratio	11.5%	11.4%	11.9%	11.8%	11.7%	11.6%	11.8%

Combined ratio	93.1%	90.5%	90.8%	92.3%	92.1%	91.6%	90.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	51.5%	50.7%	51.1%	51.3%	51.6%	51.2%	51.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	39.7%	39.3%	40.1%	40.0%	38.8%	39.7%	39.0%

CAY combined ratio ex Cats	91.2%	90.0%	91.2%	91.3%	90.4%	90.9%	90.5%

Catastrophe reinstatement premiums expensed—pre-tax	$(4)	$—	$—	$—	$—	$(4)	$—
Catastrophe losses—pre-tax	$83	$35	$9	$25	$85	$152	$206
Favorable prior period development (PPD)—pre-tax	$(43)	$(25)	$(20)	$(4)	$(46)	$(92)	$(212)
% Change versus prior year period
Net premiums written	6.3%	7.1%	2.7%	0.4%	3.4%	4.0%	6.6%
Net premiums earned	4.6%	4.6%	3.0%	0.3%	3.5%	3.1%	5.9%
Net premiums written constant $	8.8%	10.7%	8.5%	6.0%	7.9%	8.4%	5.3%
Net premiums earned constant $	6.9%	8.0%	9.2%	6.3%	7.9%	7.6%	4.7%
Other ratios
Net premiums written/gross premiums written	80%	82%	79%	83%	82%	81%	82%

				Constant $	Full Year	Full Year		Constant $
Production by Region—Net premiums written	4Q-19	4Q-18	% Change	% Change	2019	2018	% Change	% Change
Europe	$933	$867	7.6%	11.4%	$3,631	$3,508	3.5%	8.2%
Latin America	620	584	6.2%	9.1%	2,277	2,181	4.4%	10.6%
Asia	762	708	7.5%	8.2%	3,021	2,884	4.7%	7.6%
Other (1)	66	79	-16.9%	-15.8%	333	329	1.1%	4.8%

Total	$2,381	$2,238	6.3%	8.8%	$9,262	$8,902	4.0%	8.4%

(1)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Insurance	Page 15

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

						Full Year	Full Year
	4Q-19	3Q-19	2Q-19	1Q-19	4Q-18	2019	2018
Gross premiums written	$111	$150	$237	$221	$117	$719	$722
Net premiums written	109	141	197	202	117	649	671
Net premiums earned	167	160	159	168	178	654	670
Losses and loss expenses	107	79	90	76	243	352	479
Policy acquisition costs	42	42	42	43	42	169	162
Administrative expenses	9	9	7	10	12	35	41

Underwriting income (loss)	9	30	20	39	(119)	98	(12)
Net investment income	54	55	55	56	65	220	257
Other income (expense)—operating	18	16	15	9	6	58	32

Segment income (loss)	$81	$101	$90	$104	$(48)	$376	$277

CAY underwriting income ex Cats	$28	$28	$30	$31	$27	$117	$121
Combined ratio
Loss and loss expense ratio	64.2%	49.6%	55.9%	45.7%	137.1%	53.9%	71.6%
Policy acquisition cost ratio	24.7%	26.2%	26.9%	25.4%	23.7%	25.7%	24.2%
Administrative expense ratio	5.7%	5.3%	4.9%	5.7%	6.1%	5.4%	6.0%

Combined ratio	94.6%	81.1%	87.7%	76.8%	166.9%	85.0%	101.8%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	52.5%	49.9%	49.7%	50.5%	50.1%	50.6%	50.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	30.8%	32.2%	32.0%	31.0%	33.1%	31.5%	31.1%

CAY combined ratio ex Cats	83.3%	82.1%	81.7%	81.5%	83.2%	82.1%	81.6%

Catastrophe reinstatement premiums collected—pre-tax	$1	$2	$—	$—	$18	$3	$22
Catastrophe losses—pre-tax	$16	$25	$10	$—	$160	$51	$205
Unfavorable (favorable) prior period development (PPD)—pre-tax	$4	$(25)	$—	$(8)	$4	$(29)	$(50)
% Change versus prior year period
Net premiums written as reported	-6.0%	-14.0%	0.2%	4.4%	11.0%	-3.2%	-2.1%
Net premiums earned as reported	-5.8%	1.9%	-5.0%	0.1%	10.2%	-2.3%	-4.9%
Net premiums written constant $	-4.8%	-12.8%	1.3%	6.4%	11.7%	-1.7%	-3.3%
Net premiums earned constant $	-5.0%	3.1%	-3.5%	2.6%	10.6%	-0.8%	-6.0%
Other ratios
Net premiums written/gross premiums written	99%	94%	83%	91%	99%	90%	93%

Global Reinsurance	Page 16

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

						Full Year	Full Year
	4Q-19	3Q-19	2Q-19	1Q-19	4Q-18	2019	2018
Gross premiums written	$652	$642	$612	$611	$614	$2,517	$2,404
Net premiums written	622	612	579	579	582	2,392	2,270
Net premiums earned	613	598	571	561	575	2,343	2,218
Losses and loss expenses	176	190	189	202	182	757	766
Adjusted policy benefits	201	165	164	166	182	696	628
Policy acquisition costs	166	176	150	128	152	620	557
Administrative expenses	86	80	78	79	75	323	310
Net investment income	95	92	97	89	88	373	341

Life Insurance underwriting income (1)	79	79	87	75	72	320	298
Other income (expense)—operating	11	17	10	10	18	48	12
Amortization expense of purchased intangibles	—	(1)	(1)	—	(1)	(2)	(2)

Segment income	$90	$95	$96	$85	$89	$366	$308

% Change versus prior year period
Net premiums written	6.9%	8.5%	2.5%	3.5%	4.8%	5.3%	6.1%
Net premiums earned	6.6%	8.7%	3.4%	3.9%	3.9%	5.6%	5.6%
Net premiums written constant $	6.8%	9.1%	4.3%	5.2%	6.3%	6.4%	5.7%
Net premiums earned constant $	6.5%	9.3%	5.2%	5.5%	5.4%	6.6%	5.3%

(1)

We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

				Constant $	Full Year	Full Year		Constant $
	4Q-19	4Q-18	% Change	% Change	2019	2018	% Change	% Change
International life insurance net premiums written	$266	$233	14.6%	14.1%	$981	$887	10.6%	12.6%
International life insurance deposits (2)	404	375	7.9%	8.1%	1,463	1,538	-4.9%	-2.3%

Total international life insurance net premiums written and deposits	$670	$608	10.5%	10.4%	$2,444	$2,425	0.8%	3.2%

International life insurance segment income	$36	$32	12.2%	11.2%	$152	$103	48.0%	51.0%

(2)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 17

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

						Full Year	Full Year
	4Q-19	3Q-19	2Q-19	1Q-19	4Q-18	2019	2018
Gross premiums written	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—
Losses and loss expenses	75	38	34	11	(19)	158	53
Policy acquisition costs	—	—	—	—	—	—	—
Administrative expenses	108	74	74	63	95	319	295

Underwriting loss	(183)	(112)	(108)	(74)	(76)	(477)	(348)
Adjusted net investment income	8	9	10	9	8	36	39
Other income (expense)—operating	(6)	(7)	(4)	(7)	(8)	(24)	(25)
Adjusted interest expense	(140)	(143)	(145)	(145)	(158)	(573)	(674)
Amortization expense of purchased intangibles	(55)	(54)	(54)	(55)	(63)	(218)	(255)
Income tax expense	(173)	(219)	(216)	(202)	(192)	(810)	(742)

Core operating loss	(549)	(526)	(517)	(474)	(489)	(2,066)	(2,005)
Chubb integration expenses, net of tax	(12)	(2)	(3)	(2)	(15)	(19)	(47)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(25)	(24)	(32)	(33)	(42)	(114)	(175)
Adjusted net realized gains (losses), net of tax (1)	170	(119)	(10)	(95)	(523)	(54)	(223)

Net loss	$(416)	$(671)	$(562)	$(604)	$(1,069)	$(2,253)	$(2,450)

Unfavorable (favorable) prior period development (PPD)—pre-tax	$74	$36	$33	$10	$(22)	$153	$45

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Corporate	Page 18

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at June 30, 2017	$60,394	$12,485	$47,909
Losses and loss expenses incurred	8,410	2,163	6,247
Losses and loss expenses paid	(5,207)	(909)	(4,298)	69%
Other (incl. foreign exch. revaluation)	556	131	425

Balance at September 30, 2017	$64,153	$13,870	$50,283
Losses and loss expenses incurred	5,755	1,483	4,272
Losses and loss expenses paid	(6,419)	(1,298)	(5,121)	120%
Other (incl. foreign exch. revaluation)	(310)	(41)	(269)

Balance at December 31, 2017	$63,179	$14,014	$49,165
Losses and loss expenses incurred	5,028	926	4,102
Losses and loss expenses paid	(5,448)	(1,206)	(4,242)	103%
Other (incl. foreign exch. revaluation)	380	88	292

Balance at March 31, 2018	$63,139	$13,822	$49,317
Losses and loss expenses incurred	5,458	971	4,487
Losses and loss expenses paid	(5,304)	(931)	(4,373)	97%
Other (incl. foreign exch. revaluation)	(515)	(127)	(388)

Balance at June 30, 2018	$62,778	$13,735	$49,043
Losses and loss expenses incurred	6,472	1,604	4,868
Losses and loss expenses paid	(5,771)	(1,268)	(4,503)	93%
Other (incl. foreign exch. revaluation)	(450)	(106)	(344)

Balance at September 30, 2018	$63,029	$13,965	$49,064
Losses and loss expenses incurred	6,687	2,077	4,610
Losses and loss expenses paid	(6,556)	(1,334)	(5,222)	113%
Other (incl. foreign exch. revaluation)	(200)	(19)	(181)

Balance at December 31, 2018	$62,960	$14,689	$48,271
Losses and loss expenses incurred	5,261	1,163	4,098
Losses and loss expenses paid	(5,197)	(1,178)	(4,019)	98%
Other (incl. foreign exch. revaluation)	119	33	86

Balance at March 31, 2019	$63,143	$14,707	$48,436
Losses and loss expenses incurred	5,758	1,043	4,715
Losses and loss expenses paid	(5,581)	(1,489)	(4,092)	87%
Other (incl. foreign exch. revaluation)	(115)	(28)	(87)

Balance at June 30, 2019	$63,205	$14,233	$48,972
Losses and loss expenses incurred	6,783	1,731	5,052
Losses and loss expenses paid	(6,751)	(1,568)	(5,183)	103%
Other (incl. foreign exch. revaluation)	(225)	(64)	(161)

Balance at September 30, 2019	$63,012	$14,332	$48,680
Losses and loss expenses incurred	5,855	990	4,865
Losses and loss expenses paid	(6,382)	(1,203)	(5,179)	106%
Other (incl. foreign exch. revaluation)	205	62	143

Balance at December 31, 2019	$62,690	$14,181	$48,509
Add net recoverable on paid losses	—	1,000	(1,000)

Balance including net recoverable on paid losses	$62,690	$15,181	$47,509

Loss Reserve Rollforward	Page 19

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	December 31 2019	September 30 2019	June 30 2019	March 31 2019	December 31 2018
Reinsurance recoverable on paid losses and loss expenses
Active operations	$887	$1,072	$1,079	$1,124	$980
Brandywine and Other Run-off	189	193	209	381	396

Total	$1,076	$1,265	$1,288	$1,505	$1,376

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$13,223	$13,427	$13,315	$13,720	$13,705
Brandywine and Other Run-off	1,198	1,155	1,166	1,235	1,235

Total	$14,421	$14,582	$14,481	$14,955	$14,940

Gross reinsurance recoverable
Active operations	$14,110	$14,499	$14,394	$14,844	$14,685
Brandywine and Other Run-off	1,387	1,348	1,375	1,616	1,631

Total	$15,497	$15,847	$15,769	$16,460	$16,316

Provision for uncollectible reinsurance (1)
Active operations	$(180)	$(187)	$(187)	$(187)	$(185)
Brandywine and Other Run-off	(136)	(133)	(137)	(136)	(138)

Total	$(316)	$(320)	$(324)	$(323)	$(323)

Net reinsurance recoverable
Active operations	$13,930	$14,312	$14,207	$14,657	$14,500
Brandywine and Other Run-off	1,251	1,215	1,238	1,480	1,493

Total	$15,181	$15,527	$15,445	$16,137	$15,993

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.9 billion.

Reinsurance Recoverable	Page 20

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	December 31		September 30		June 30		March 31		December 31
	2019		2019		2019		2019		2018
Market Value
Fixed maturities available for sale	$85,488		$85,044		$82,410		$80,663		$78,470
Fixed maturities held to maturity	13,005		13,096		13,177		13,240		13,259
Short-term investments	4,291		2,835		3,808		3,078		3,016

Total fixed maturities	$102,784		$100,975		$99,395		$96,981		$94,745

Asset Allocation by Market Value
Treasury / Agency	$4,630	5%	$4,840	5%	$4,833	5%	$4,943	5%	$5,327	6%
Corporate and asset-backed	34,259	33%	33,881	34%	32,261	32%	30,364	31%	29,091	31%
Mortgage-backed	21,588	21%	21,488	21%	20,468	21%	18,924	20%	18,026	19%
Municipal	12,824	12%	13,369	13%	13,854	14%	15,796	16%	16,327	17%
Non-U.S.	25,192	25%	24,562	24%	24,171	24%	23,876	25%	22,958	24%
Short-term investments	4,291	4%	2,835	3%	3,808	4%	3,078	3%	3,016	3%

Total fixed maturities	$102,784	100%	$100,975	100%	$99,395	100%	$96,981	100%	$94,745	100%

Credit Quality by Market Value
AAA	$15,714	15%	$14,696	15%	$15,276	15%	$14,917	16%	$14,571	15%
AA	37,504	37%	37,752	37%	37,211	38%	37,023	38%	36,715	39%
A	19,236	19%	18,977	19%	18,476	19%	17,867	19%	17,253	18%
BBB	13,650	13%	13,228	13%	12,682	13%	11,961	12%	12,035	13%
BB	9,474	9%	9,317	9%	9,161	9%	8,807	9%	8,363	9%
B	6,897	7%	6,739	7%	6,375	6%	6,148	6%	5,596	6%
Other	309	0%	266	0%	214	0%	258	0%	212	0%

Total fixed maturities	$102,784	100%	$100,975	100%	$99,395	100%	$96,981	100%	$94,745	100%

Cost/Amortized Cost
Fixed maturities available for sale	$82,580		$82,036		$80,119		$79,624		$79,323
Fixed maturities held to maturity	12,581		12,622		12,838		13,136		13,435
Short-term investments	4,291		2,838		3,808		3,078		3,016

Subtotal fixed maturities	99,452		97,496		96,765		95,838		95,774
Equity securities	812		722		715		821		770
Other investments	6,062		5,955		5,968		5,562		5,277

Total investment portfolio	$106,326		$104,173		$103,448		$102,221		$101,821

Avg. duration of fixed maturities	3.8 years		3.8 years		3.8 years		3.6 years		3.7 years
Avg. market yield of fixed maturities	2.7%		2.7%		2.9%		3.2%		3.7%
Avg. credit quality	A/Aa		A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (1)	3.4%		3.5%		3.5%		3.5%		3.5%

(1)	Calculated using adjusted net investment income.

Investments	Page 21

Chubb Limited

Investment Portfolio—2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at December 31, 2019
Agency residential mortgage-backed (RMBS)	$187	$17,722	$—	$—	$—	$17,909
Non-agency RMBS	184	32	75	18	10	319
Commercial mortgage-backed	2,946	272	136	6	—	3,360

Total mortgage-backed securities at market value	$3,317	$18,026	$211	$24	$10	$21,588

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at December 31, 2019		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$3,274	$331	$64	$69	$3,738
Banks		—	34	2,243	1,390	3,667
Basic Materials		—	—	97	201	298
Communications		—	165	487	1,084	1,736
Consumer, Cyclical		—	354	501	584	1,439
Consumer, Non-Cyclical		60	572	1,733	1,261	3,626
Diversified Financial Services		7	110	360	377	854
Energy		—	70	214	879	1,163
Industrial		—	53	678	814	1,545
Utilities		—	3	869	414	1,286
All Others		200	357	1,393	1,077	3,027

Total		$3,541	$2,049	$8,639	$8,150	$22,379

Market Value at December 31, 2019			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$—	$18	$5	$23
Banks			—	—	—	—
Basic Materials			365	211	4	580
Communications			910	805	37	1,752
Consumer, Cyclical			1,196	750	34	1,980
Consumer, Non-Cyclical			1,307	1,390	30	2,727
Diversified Financial Services			173	161	8	342
Energy			687	373	1	1,061
Industrial			746	664	16	1,426
Utilities			272	36	10	318
All Others			988	647	36	1,671

Total			$6,644	$5,055	$181	$11,880

Investments 2	Page 22

Chubb Limited

Investment Portfolio—3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

December 31, 2019

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$—	$1,032	$—	$—	$—	$1,032
United Kingdom	—	924	—	—	—	924
Canada	835	—	—	—	—	835
Federative Republic of Brazil	—	—	—	—	688	688
Kingdom of Thailand	—	—	652	—	—	652
Province of Ontario	—	9	635	—	—	644
United Mexican States	—	—	455	112	—	567
Province of Quebec	—	496	—	—	—	496
Commonwealth of Australia	362	—	3	—	—	365
Socialist Republic of Vietnam	—	—	—	—	362	362
Other Non-U.S. Government Securities	876	1,501	969	659	885	4,890

Total	$2,073	$3,962	$2,714	$771	$1,935	$11,455

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$78	$124	$807	$906	$401	$2,316
Canada	105	278	417	541	440	1,781
United States (1)	—	—	209	307	640	1,156
France	8	41	729	308	50	1,136
Australia	108	186	355	142	22	813
Netherlands	48	92	285	141	119	685
Japan	—	48	467	72	—	587
Germany	66	41	150	268	35	560
Switzerland	49	3	230	193	36	511
China	—	—	249	73	49	371
Other Non-U.S. Corporate Securities	373	450	948	1,242	808	3,821

Total	$835	$1,263	$4,846	$4,193	$2,600	$13,737

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 23

Chubb Limited

Investment Portfolio—4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	December 31, 2019	Market Value	Rating
1	Wells Fargo & Co	$637	A-
2	Bank of America Corp	575	A-
3	JP Morgan Chase & Co	568	A-
4	Comcast Corp	461	A-
5	HSBC Holdings Plc	396	A
6	AT&T Inc	392	BBB
7	Citigroup Inc	392	BBB+
8	Verizon Communications Inc	381	BBB+
9	Goldman Sachs Group Inc	369	BBB+
10	Morgan Stanley	358	BBB+

Investments 4	Page 24

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended December 31, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (1)	$4	$(2)	$2	$(96)	$29	$(67)	$(92)	$27	$(65)
Public equity (1):
Realized gains (losses) on sales	(18)	4	(14)	—	—	—	(18)	4	(14)
Mark-to-market	37	(7)	30	—	—	—	37	(7)	30
Private equity:
Realized gains (losses) on sales	(1)	—	(1)	—	—	—	(1)	—	(1)
Mark-to-market	222	(10)	212	—	—	—	222	(10)	212

Total investment portfolio	244	(15)	229	(96)	29	(67)	148	14	162
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	4	—	4	—	—	—	4	—	4
Foreign exchange	(79)	13	(66)	156	21	177	77	34	111
Partially-owned entities (3)	4	—	4	(3)	—	(3)	1	—	1
Other (4)	(1)	—	(1)	(14)	5	(9)	(15)	5	(10)

Net gains (losses)	$172	$(2)	$170	$43	$55	$98	$215	$53	$268

(1)   The quarter includes pre-tax realized losses on derivatives of: $8 million in fixed income and $19 million in public equity. Other-than-temporary impairments for the quarter in realized losses were $8 million pre-tax for fixed maturities.

(2)   The quarter includes $49 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

(3)   Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(4)   Other unrealized gains (losses) are primarily related to the company’s postretirement programs.

	Three months ended December 31, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (5)	$(313)	$21	$(292)	$(75)	$(42)	$(117)	$(388)	$(21)	$(409)
Public equity:
Realized gains (losses) on sales	9	(1)	8	—	—	—	9	(1)	8
Mark-to-market	(88)	17	(71)	—	—	—	(88)	17	(71)
Private equity:
Realized gains (losses) on sales	120	—	120	—	—	—	120	—	120
Mark-to-market	(19)	(12)	(31)	—	—	—	(19)	(12)	(31)

Total investment portfolio	(291)	25	(266)	(75)	(42)	(117)	(366)	(17)	(383)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(263)	—	(263)	—	—	—	(263)	—	(263)
Foreign exchange	29	(11)	18	(143)	30	(113)	(114)	19	(95)
Partially-owned entities (7)	8	—	8	—	—	—	8	—	8
Other (8)	(26)	6	(20)	(260)	55	(205)	(286)	61	(225)

Net gains (losses)	$(543)	$20	$(523)	$(478)	$43	$(435)	$(1,021)	$63	$(958)

(5)   The quarter includes $153 million pre-tax realized losses on fixed income derivatives. Other-than-temporary impairments for the quarter in realized losses were $33 million pre-tax for fixed maturities.

(6)   The quarter includes $118 million of gains on applicable hedges. These gains are both pre-tax and after-tax.

(7)   Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(8)   Other realized losses, pre-tax, primarily includes $23 million related to impairment of fixed assets. Other unrealized gains (losses) are primarily related to the company’s post-retirement programs.

Net Gains (Losses)	Page 25

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Year ended December 31, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (1)	$(413)	$8	$(405)	$3,738	$(647)	$3,091	$3,325	$(639)	$2,686
Public equity (1):
Realized gains (losses) on sales	5	(1)	4	—	—	—	5	(1)	4
Mark-to-market	46	(10)	36	—	—	—	46	(10)	36
Private equity:
Realized gains (losses) on sales	(5)	—	(5)	—	—	—	(5)	—	(5)
Mark-to-market	449	(10)	439	—	—	—	449	(10)	439

Total investment portfolio	82	(13)	69	3,738	(647)	3,091	3,820	(660)	3,160
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(142)	—	(142)	—	—	—	(142)	—	(142)
Foreign exchange	7	(1)	6	13	24	37	20	23	43
Partially-owned entities (3)	19	(1)	18	(3)	—	(3)	16	(1)	15
Other (4)	(5)	—	(5)	(76)	18	(58)	(81)	18	(63)

Net gains (losses)	$(39)	$(15)	$(54)	$3,672	$(605)	$3,067	$3,633	$(620)	$3,013

(1)   Full year includes pre-tax realized losses on derivatives of: $382 million in fixed income and $53 million in public equity. Full year other-than-temporary impairments in realized losses were $58 million pre-tax for fixed maturities.

(2)   Full year includes $138 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

(3)   Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(4)   Other unrealized gains (losses) are primarily related to the company’s postretirement programs.

	Year ended December 31, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (5)	$(377)	$30	$(347)	$(1,996)	$297	$(1,699)	$(2,373)	$327	$(2,046)
Public equity:
Realized gains (losses) on sales	70	(13)	57	—	—	—	70	(13)	57
Mark-to-market	(129)	27	(102)	—	—	—	(129)	27	(102)
Private equity:
Realized gains (losses) on sales	120	—	120	—	—	—	120	—	120
Mark-to-market	298	(36)	262	—	—	—	298	(36)	262

Total investment portfolio	(18)	8	(10)	(1,996)	297	(1,699)	(2,014)	305	(1,709)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(252)	—	(252)	—	—	—	(252)	—	(252)
Foreign exchange	131	(31)	100	(802)	35	(767)	(671)	4	(667)
Partially-owned entities (7)	8	—	8	—	—	—	8	—	8
Other (8)	(87)	18	(69)	(321)	67	(254)	(408)	85	(323)

Net gains (losses)	$(218)	$(5)	$(223)	$(3,119)	$399	$(2,720)	$(3,337)	$394	$(2,943)

(5)   Full year includes $75 million pre-tax realized losses on fixed income derivatives. Full year other-than-temporary impairments in realized losses were $49 million pre-tax for fixed maturities.

(6)   Full year includes $4 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

(7)   Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(8)   Other realized losses, pre-tax, primarily includes $36 million related to the early redemption of the $1.0 billion junior subordinated capital securities in April 2018, $24 million related to lease impairments, and $23 million related to impairment of fixed assets. Other unrealized gains (losses) are primarily related to the company’s post-retirement programs.

Net Gains (Losses) 2	Page 26

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	December 31 2019	September 30 2019	June 30 2019	March 31 2019	December 31 2018	December 31 2017

Financial Debt:
Total short-term debt (1)	$1,299	$10	$9	$509	$509	$1,013
Total long-term debt (1) (2)	13,559	13,285	13,371	12,071	12,087	11,556

Total financial debt	$14,858	$13,295	$13,380	$12,580	$12,596	$12,569
Hybrid debt:
Total trust preferred securities	308	308	308	308	308	308

Total	$15,166	$13,603	$13,688	$12,888	$12,904	$12,877

Capitalization:
Shareholders’ equity	$55,331	$54,572	$53,802	$52,355	$50,312	$51,172
Hybrid debt	308	308	308	308	308	308
Financial debt	14,858	13,295	13,380	12,580	12,596	12,569

Total capitalization	$70,497	$68,175	$67,490	$65,243	$63,216	$64,049

Leverage ratios (based on total capital):
Hybrid debt	0.4%	0.5%	0.5%	0.5%	0.5%	0.5%
Financial debt	21.1%	19.5%	19.8%	19.3%	19.9%	19.6%

Total hybrid & financial debt	21.5%	20.0%	20.3%	19.8%	20.4%	20.1%

Note: As of December 31, 2019, there was $0.6 billion usage of credit facilities on a total commitment of $1.0 billion.

(1)	During Q4 2019, the $1.3 billion 2.3% senior notes were reclassified to short-term debt.
(2)	In December 2019, we issued $1.6 billion of senior notes in the European market (€700 million at 0.30% due 2024 and €700 million at 0.875% due 2029).

Debt and Capital	Page 27

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended December 31		Year ended December 31
	2019	2018	2019	2018

Numerator
Core operating income to common shares	$1,040	$935	$4,641	$4,407
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(29)	(50)	(140)	(215)
Tax benefit on amortization adjustment	4	8	26	40
Chubb integration expenses, pre-tax	(14)	(20)	(23)	(59)
Tax benefit on Chubb integration expenses	2	5	4	12
Adjusted net realized gains (losses), pre-tax	172	(543)	(39)	(218)
Tax (expense) benefit on adjusted net realized gains (losses)	(2)	20	(15)	(5)

Net income	$1,173	$355	$4,454	$3,962

Rollforward of Common Shares Outstanding
Shares—beginning of period	453,533,642	461,100,790	459,203,378	463,833,179
Repurchase of shares	(2,024,400)	(2,493,873)	(10,442,238)	(7,719,035)
Shares issued, excluding option exercises	120,831	441,681	1,267,773	2,023,850
Issued for option exercises	341,494	154,780	1,942,654	1,065,384

Shares—end of period	451,971,567	459,203,378	451,971,567	459,203,378

Denominator
Weighted average shares outstanding (1)	452,714,275	460,636,999	455,910,463	463,629,203
Effect of other dilutive securities	3,222,730	2,783,223	3,004,200	3,173,145

Adj. wtd. avg. shares outstanding and assumed conversions	455,937,005	463,420,222	458,914,663	466,802,348

Basic earnings per share
Core operating income	$2.30	$2.03	$10.18	$9.51
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.06)	(0.09)	(0.25)	(0.38)
Chubb integration expenses, net of tax	(0.02)	(0.03)	(0.04)	(0.10)
Adjusted net realized gains (losses), net of tax	0.37	(1.14)	(0.12)	(0.48)

Net income	$2.59	$0.77	$9.77	$8.55

Diluted earnings per share
Core operating income	$2.28	$2.02	$10.11	$9.44
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.06)	(0.09)	(0.25)	(0.37)
Chubb integration expenses, net of tax	(0.02)	(0.03)	(0.04)	(0.10)
Adjusted net realized gains (losses), net of tax	0.37	(1.14)	(0.11)	(0.48)

Net income	$2.57	$0.76	$9.71	$8.49

(1)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 28

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	December 31 2019	September 30 2019	June 30 2019	March 31 2019	December 31 2018
Shareholders’ equity	$55,331	$54,572	$53,802	$52,355	$50,312
Less: goodwill and other intangible assets, net of tax	20,012	20,010	20,170	20,070	20,054

Numerator for tangible book value per share	$35,319	$34,562	$33,632	$32,285	$30,258

Book value—% change over prior quarter	1.4%	1.4%	2.8%	4.1%	-1.2%
Tangible book value—% change over prior quarter	2.2%	2.8%	4.2%	6.7%	-1.8%
Denominator	451,971,567	453,533,642	456,077,819	458,179,205	459,203,378

Book value per common share	$122.42	$120.33	$117.97	$114.27	$109.56
Tangible book value per common share	$78.14	$76.21	$73.74	$70.46	$65.89
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter (1)	$54,572	$53,802	$52,355	$50,300	$50,934
Core operating income	1,040	1,236	1,195	1,170	935
Amortization of fair value adjustment of acquired invested assets and long-term debt	(25)	(24)	(32)	(33)	(42)
Chubb integration expenses	(12)	(2)	(3)	(2)	(15)
Adjusted net realized gains (losses) (2)	170	(119)	(10)	(95)	(523)
Net unrealized gains (losses) on investments	(70)	580	1,019	1,559	(117)
Repurchase of shares	(310)	(478)	(376)	(367)	(318)
Dividend declared on common shares	(340)	(341)	(344)	(335)	(336)
Cumulative translation gains (losses)	177	(185)	(95)	140	(113)
Postretirement benefit liability	(9)	(13)	(15)	(21)	(205)
Other (3)	138	116	108	39	112

	$55,331	$54,572	$53,802	$52,355	$50,312

(1)	January 1, 2019 included a $12 million after-tax reduction to beginning equity related to the adoption of new accounting guidance on premium amortization of purchased callable debt securities.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 29

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Underwriting income is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Chubb integration expense, income tax expense and adjusted net realized gains (losses).

CAY underwriting income excluding catastrophe losses (Cats) is underwriting income adjusted to exclude Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Segment income (loss) includes underwriting income, adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp). We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) – operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C underwriting income and P&C combined ratio exclude the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 33-36.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, excludes from net income, the after-tax impact of adjusted net realized gains (losses), Chubb integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt and Chubb integration expenses due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration expenses before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the tax on adjusted net realized gains (losses), the tax on amortization of the fair value adjustments related to purchased invested assets and long-term debt and the tax on Chubb integration expenses. Refer to the definition of core operating income, net of tax above for more information on these adjustments.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per common share excluding mark-to-market, excludes unrealized investment gains (losses). Tangible book value per common share excluding mark-to-market, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses), net of tax. We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes, and we believe that excluding these gains and losses would highlight the underlying growth in book value and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Net premiums written adjusted primarily for additional reinsurance is net premiums written in the company’s North America Personal P&C Insurance segment, adjusted to exclude the year-over-year net impact for the quarter and full-year of $(48) million and $42 million, respectively, of additional reinsurance, reinstatement premiums, and accounting actions. In addition to excluding additional reinsurance and the accounting actions, we exclude the impact of Fireman’s Fund non-renewal and unearned premium reserve (UPR) transfer. We believe this measure is meaningful to evaluate trends in the underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 30

Chubb Limited

Non-GAAP Financial Measures—2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:

						Full Year	Full Year
	4Q-19	3Q-19	2Q-19	1Q-19	4Q-18	2019	2018
Tax expense, as reported	$169	$230	$208	$188	$159	$795	$695
Less: tax benefit on amortization of fair value of acquired invested assets and debt	(4)	(8)	(6)	(8)	(8)	(26)	(40)
Less: tax benefit on Chubb integration expenses	(2)	—	(1)	(1)	(5)	(4)	(12)
Less: tax expense (benefit) on adjusted net realized gains (losses)	2	19	(1)	(5)	(20)	15	5

Tax expense, adjusted	$173	$219	$216	$202	$192	$810	$742

Income before tax, as reported	$1,342	$1,321	$1,358	$1,228	$514	$5,249	$4,657
Less: amortization of fair value of acquired invested assets and debt	(29)	(32)	(38)	(41)	(50)	(140)	(215)
Less: Chubb integration expenses	(14)	(2)	(4)	(3)	(20)	(23)	(59)
Less: adjusted realized gains (losses)	(55)	(141)	(230)	(96)	(682)	(522)	(649)
Less: realized gains (losses) related to unconsolidated entities	227	41	219	(4)	139	483	431

Core operating income before tax	$1,213	$1,455	$1,411	$1,372	$1,127	$5,451	$5,149

Effective tax rate	12.6%	17.4%	15.3%	15.3%	31.1%	15.1%	14.9%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.0%	0.2%	0.1%	0.1%	0.0%	0.1%	0.2%
Adjustment for tax impact of Chubb integration expenses	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%
Adjustment for tax impact of adjusted net realized gains (losses)	1.6%	-2.5%	-0.1%	-0.7%	-14.1%	-0.3%	-0.8%

Core operating effective tax rate	14.2%	15.1%	15.3%	14.7%	17.1%	14.9%	14.4%

Core operating income The following table presents the reconciliation of Net income to Core operating income:
						Full Year	Full Year
	4Q-19	3Q-19	2Q-19	1Q-19	4Q-18	2019	2018
Net income, as reported	$1,173	$1,091	$1,150	$1,040	$355	$4,454	$3,962
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(29)	(32)	(38)	(41)	(50)	(140)	(215)
Tax benefit on amortization adjustment	4	8	6	8	8	26	40
Chubb integration expenses, pre-tax	(14)	(2)	(4)	(3)	(20)	(23)	(59)
Tax benefit on Chubb integration expenses	2	—	1	1	5	4	12
Adjusted realized gains (losses), pre-tax	(55)	(141)	(230)	(96)	(682)	(522)	(649)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	227	41	219	(4)	139	483	431
Tax (expense) benefit on adjusted net realized gains (losses)	(2)	(19)	1	5	20	(15)	(5)

Core operating income	$1,040	$1,236	$1,195	$1,170	$935	$4,641	$4,407

Catastrophe losses—after-tax	$353	$191	$221	$201	$506	$966	$1,354
Favorable prior period development (PPD)—after-tax	$(199)	$(112)	$(152)	$(161)	$(202)	$(624)	$(706)
Core operating income per share	$2.28	$2.70	$2.60	$2.54	$2.02	$10.11	$9.44
Impact of Cats on Core operating income per share—Unfavorable	$(0.77)	$(0.41)	$(0.48)	$(0.43)	$(1.09)	$(2.11)	$(2.90)
Impact of PPD on Core operating income per share—Favorable	$0.43	$0.24	$0.33	$0.35	$0.43	$1.36	$1.51
Impact of Cats and PPD on Core operating income per share—Unfavorable	$(0.34)	$(0.17)	$(0.15)	$(0.08)	$(0.66)	$(0.75)	$(1.39)

(1)

Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP 2	Page 31

Chubb Limited

Non-GAAP Financial Measures—3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income, net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments.

	4Q-19	4Q-18	Full Year 2019	Full Year 2018
Net income	$1,173	$355	$4,454	$3,962
Core operating income	$1,040	$935	$4,641	$4,407
Equity—beginning of period, as reported (1)	$54,572	$50,934	$50,300	$51,172
Less: unrealized gains (losses) on investments, net of deferred tax	2,613	(428)	(545)	1,154

Equity—beginning of period, as adjusted	$51,959	$51,362	$50,845	$50,018

Less: goodwill and other intangible assets, net of tax	$20,010	$20,121	$20,054	$20,621

Equity—beginning of period, as adjusted ex goodwill and other intangible assets	$31,949	$31,241	$30,791	$29,397

Equity—end of period, as reported	$55,331	$50,312	$55,331	$50,312
Less: unrealized gains (losses) on investments, net of deferred tax	2,543	(545)	2,543	(545)

Equity—end of period, as adjusted	$52,788	$50,857	$52,788	$50,857

Less: goodwill and other intangible assets, net of tax	20,012	20,054	20,012	20,054

Equity—end of period, as adjusted ex goodwill and other intangible assets	$32,776	$30,803	$32,776	$30,803

Weighted average equity, as reported	$54,952	$50,623	$52,816	$50,742
Weighted average equity, as adjusted	$52,374	$51,110	$51,817	$50,438
Weighted average equity, as adjusted ex goodwill and other intangible assets	$32,363	$31,022	$31,784	$30,100
ROE	8.5%	2.8%	8.4%	7.8%
Core operating ROE	7.9%	7.3%	9.0%	8.7%
Core operating ROTE	12.8%	12.1%	14.6%	14.6%
Private equities realized gains (losses), after-tax (2)	$211	$89	$434	$382
Impact of Private equities if included in Core operating ROE - Favorable (2)	1.7 pts	0.7 pt	0.8 pt	0.8 pt

Reconciliation of Book Value and Tangible Book Value per Share, excluding mark-to-market
	December 31 2019	December 31 2018	% Change
Book value	$55,331	$50,312
Less: unrealized gains (losses) on investments, net of deferred tax	2,543	(545)

Book value excluding mark-to-market	52,788	50,857
Less: goodwill and other intangible assets, net of tax	20,012	20,054

Tangible book value excluding mark-to-market	$32,776	$30,803

Denominator	451,971,567	459,203,378

Book value per share excluding mark-to-market	$116.80	$110.75	5.5%
Tangible book value per share excluding mark-to-market	$72.52	$67.08	8.1%

(1)	January 1, 2019 included a $12 million after-tax reduction to beginning equity related to the adoption of new accounting guidance on premium amortization of purchased callable debt securities.
(2)	We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 32

Chubb Limited

Non-GAAP Financial Measures—4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q4 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$1,968	$865	$453	$1,221	$107	$75	$4,689
Realized (gains) losses on crop derivatives		—	—	—	—	—	—	—

Adjusted losses and loss expenses	A	$1,968	$865	$453	$1,221	$107	$75	$4,689

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(102)	(225)	(1)	(87)	(15)	—	(430)
Reinstatement premiums collected (expensed) on catastrophe losses		—	(11)	—	(4)	1	—	(14)

Catastrophe losses, gross of related adjustments		(102)	(214)	(1)	(83)	(16)	—	(416)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		224	7	37	43	(4)	(74)	233
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	4	—	—	—	4
Expense adjustments—unfavorable (favorable)		—	—	(10)	—	—	—	(10)
PPD reinstatement premiums—unfavorable (favorable)		—	—	—	—	(1)	—	(1)

PPD, gross of related adjustments—favorable (unfavorable)		224	7	31	43	(5)	(74)	226

CAY loss and loss expense ex Cats	B	$2,090	$658	$483	$1,181	$86	$1	$4,499

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$727	$315	$(9)	$908	$51	$108	$2,100
Expense adjustments—favorable (unfavorable)		—	—	10	—	—	—	10

Policy acquisition costs and administrative expenses, adjusted	D	$727	$315	$1	$908	$51	$108	$2,110

Denominator
Net premiums earned	E	$3,262	$1,185	$421	$2,287	$167		$7,322
Reinstatement premiums (collected) expensed on catastrophe losses		—	11	—	4	(1)		14
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	4	—	—		4
PPD reinstatement premiums—unfavorable (favorable)		—	—	—	—	(1)		(1)

Net premiums earned excluding adjustments	F	$3,262	$1,196	$425	$2,291	$165		$7,339

P&C combined ratio
Loss and loss expense ratio	A/E	60.3%	73.0%	107.6%	53.3%	64.2%		64.0%
Policy acquisition cost and administrative expense ratio	C/E	22.3%	26.6%	-2.2%	39.8%	30.4%		28.7%

P&C combined ratio		82.6%	99.6%	105.4%	93.1%	94.6%		92.7%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.0%	55.1%	113.6%	51.5%	52.5%		61.3%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.4%	26.3%	0.3%	39.7%	30.8%		28.7%

CAY P&C combined ratio ex Cats		86.4%	81.4%	113.9%	91.2%	83.3%		90.0%

Combined ratio
Combined ratio								92.7%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								92.7%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 33

Chubb Limited

Non-GAAP Financial Measures—5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$8,206	$3,043	$1,608	$4,606	$352	$158	$17,973
Realized (gains) losses on crop derivatives		—	—	8	—	—	—	8

Adjusted losses and loss expenses	A	$8,206	$3,043	$1,616	$4,606	$352	$158	$17,981

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(421)	(554)	(8)	(156)	(48)	—	(1,187)
Reinstatement premiums collected (expensed) on catastrophe losses		—	(11)	—	(4)	3	—	(12)

Catastrophe losses, gross of related adjustments		(421)	(543)	(8)	(152)	(51)	—	(1,175)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		649	95	80	92	29	(153)	792
Net premiums earned adjustments on PPD—unfavorable (favorable)		38	—	36	—	1	—	75
Expense adjustments—unfavorable (favorable)		(3)	—	(13)	—	(1)	—	(17)
PPD reinstatement premiums—unfavorable (favorable)		(1)	(4)	—	1	(1)	—	(5)

PPD, gross of related adjustments—favorable (unfavorable)		683	91	103	93	28	(153)	845

CAY loss and loss expense ex Cats	B	$8,468	$2,591	$1,711	$4,547	$329	$5	$17,651

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,859	$1,234	$90	$3,534	$204	$319	$8,240
Expense adjustments—favorable (unfavorable)		3	—	13	—	1	—	17

Policy acquisition costs and administrative expenses, adjusted	D	$2,862	$1,234	$103	$3,534	$205	$319	$8,257

Denominator
Net premiums earned	E	$12,922	$4,694	$1,795	$8,882	$654		$28,947
Reinstatement premiums (collected) expensed on catastrophe losses		—	11	—	4	(3)		12
Net premiums earned adjustments on PPD—unfavorable (favorable)		38	—	36	—	1		75
PPD reinstatement premiums—unfavorable (favorable)		(1)	(4)	—	1	(1)		(5)

Net premiums earned excluding adjustments	F	$12,959	$4,701	$1,831	$8,887	$651		$29,029

P&C combined ratio
Loss and loss expense ratio	A/E	63.5%	64.8%	90.1%	51.9%	53.9%		62.1%
Policy acquisition cost and administrative expense ratio	C/E	22.1%	26.3%	5.0%	39.7%	31.1%		28.5%

P&C combined ratio		85.6%	91.1%	95.1%	91.6%	85.0%		90.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.3%	55.1%	93.5%	51.2%	50.6%		60.8%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.1%	26.3%	5.6%	39.7%	31.5%		28.4%

CAY P&C combined ratio ex Cats		87.4%	81.4%	99.1%	90.9%	82.1%		89.2%

Combined ratio
Combined ratio								90.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								90.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 34

Chubb Limited

Non-GAAP Financial Measures—6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q4 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,127	$755	$156	$1,166	$243	$(19)	$4,428
Realized (gains) losses on crop derivatives		—	—	5	—	—	—	5

Adjusted losses and loss expenses	A	$2,127	$755	$161	$1,166	$243	$(19)	$4,433

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(232)	(116)	(10)	(85)	(142)	—	(585)
Reinstatement premiums collected (expensed) on catastrophe losses		—	(26)	—	—	18	—	(8)

Catastrophe losses, gross of related adjustments		(232)	(90)	(10)	(85)	(160)	—	(577)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		138	18	33	46	(4)	22	253
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	—	—	1	—	1
Expense adjustments—unfavorable (favorable)		—	—	(6)	—	—	—	(6)
PPD reinstatement premiums—unfavorable (favorable)		2	—	—	2	—	—	4

PPD, gross of related adjustments—favorable (unfavorable)		140	18	27	48	(3)	22	252

CAY loss and loss expense ex Cats	B	$2,035	$683	$178	$1,129	$80	$3	$4,108

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$682	$305	$(4)	$849	$54	$95	$1,981
Expense adjustments—favorable (unfavorable)		—	—	6	—	—	—	6

Policy acquisition costs and administrative expenses, adjusted	D	$682	$305	$2	$849	$54	$95	$1,987

Denominator
Net premiums earned	E	$3,077	$1,130	$318	$2,187	$178		$6,890
Reinstatement premiums (collected) expensed on catastrophe losses		—	26	—	—	(18)		8
Net premiums earned adjustments on PPD—unfavorable (favorable)		—	—	—	—	1		1
PPD reinstatement premiums—unfavorable (favorable)		2	—	—	2	—		4

Net premiums earned excluding adjustments	F	$3,079	$1,156	$318	$2,189	$161		$6,903

P&C combined ratio
Loss and loss expense ratio	A/E	69.1%	66.8%	50.7%	53.3%	137.1%		64.3%
Policy acquisition cost and administrative expense ratio	C/E	22.2%	27.0%	-1.2%	38.8%	29.8%		28.8%

P&C combined ratio		91.3%	93.8%	49.5%	92.1%	166.9%		93.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	66.1%	59.1%	56.0%	51.6%	50.1%		59.5%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.1%	26.4%	0.8%	38.8%	33.1%		28.8%

CAY P&C combined ratio ex Cats		88.2%	85.5%	56.8%	90.4%	83.2%		88.3%

Combined ratio
Combined ratio								93.0%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								93.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 35

Chubb Limited

Non-GAAP Financial Measures—7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Full Year 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$8,000	$3,229	$1,111	$4,429	$479	$53	$17,301
Realized (gains) losses on crop derivatives		—	—	3	—	—	—	3

Adjusted losses and loss expenses	A	$8,000	$3,229	$1,114	$4,429	$479	$53	$17,304

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(579)	(637)	(21)	(206)	(183)	—	(1,626)
Reinstatement premiums collected (expensed) on catastrophe losses		—	(26)	—	—	22	—	(4)

Catastrophe losses, gross of related adjustments		(579)	(611)	(21)	(206)	(205)	—	(1,622)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		610	(41)	110	212	50	(45)	896
Net premiums earned adjustments on PPD—unfavorable (favorable)		29	—	40	—	8	—	77
Expense adjustments—unfavorable (favorable)		7	—	(10)	—	(1)	—	(4)
PPD reinstatement premiums—unfavorable (favorable)		7	1	—	4	—	—	12

PPD, gross of related adjustments—favorable (unfavorable)		653	(40)	140	216	57	(45)	981

CAY loss and loss expense ex Cats	B	$8,074	$2,578	$1,233	$4,439	$331	$8	$16,663

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,795	$1,208	$70	$3,360	$203	$295	$7,931
Expense adjustments—favorable (unfavorable)		(7)	—	10	—	1	—	4

Policy acquisition costs and administrative expenses, adjusted	D	$2,788	$1,208	$80	$3,360	$204	$295	$7,935

Denominator
Net premiums earned	E	$12,402	$4,593	$1,569	$8,612	$670		$27,846
Reinstatement premiums (collected) expensed on catastrophe losses		—	26	—	—	(22)		4
Net premiums earned adjustments on PPD—unfavorable (favorable)		29	—	40	—	8		77
PPD reinstatement premiums—unfavorable (favorable)		7	1	—	4	—		12

Net premiums earned excluding adjustments	F	$12,438	$4,620	$1,609	$8,616	$656		$27,939

P&C combined ratio
Loss and loss expense ratio	A/E	64.5%	70.3%	71.0%	51.4%	71.6%		62.1%
Policy acquisition cost and administrative expense ratio	C/E	22.5%	26.3%	4.5%	39.0%	30.2%		28.5%

P&C combined ratio		87.0%	96.6%	75.5%	90.4%	101.8%		90.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.9%	55.8%	76.7%	51.5%	50.5%		59.6%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.4%	26.1%	4.9%	39.0%	31.1%		28.4%

CAY P&C combined ratio ex Cats		87.3%	81.9%	81.6%	90.5%	81.6%		88.0%

Combined ratio
Combined ratio								90.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								90.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 36

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Chubb integration expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured property losses and affects a significant number of insureds. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

NM: Not meaningful.

Glossary	Page 37